UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 5, 2021

ImmunityBio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37507	43-1979754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3530 John Hopkins Court
San Diego
,
California
92121
(Address of principal executive offices, including zip code)
(858)
633-0300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IBRX	Nasdaq Global Select Market
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
As previously reported, on March 10, 2021, ImmunityBio, Inc. (formerly known as NantKwest, Inc.) (the “Company”) completed its merger with NantCell, Inc. (formerly known as ImmunityBio, Inc., a private company) (“ImmunityBio”), in accordance with the terms of the Agreement and Plan of Merger, dated December 21, 2020 (the “Merger Agreement”), by and among the Company, Nectarine Merger Sub, Inc. (“Merger Sub”), and ImmunityBio, pursuant to which Merger Sub merged with and into ImmunityBio, with ImmunityBio surviving as a wholly owned subsidiary of the Company (the “Merger”) and subsequently renamed NantCell, Inc. This Amendment No. 1 on
Form 8-K/A is
being filed by the Company to amend the Current Report on
Form 8-K filed
on March 10, 2021 (the “Original Report”), solely to provide the financial statements and pro forma financial information required by Item 9.01 of
Form 8-K that
were not previously filed with the Original Report in reliance on the instructions to such Item and to voluntarily include the related Management’s Discussion and Analysis of Financial Condition and Results of Operations.
Capitalized terms used but not defined herein have the meanings assigned to them in the Original Report.

Item 8.01	Other Events
Included herewith as Exhibit 99.3 and incorporated by reference herein, is the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of ImmunityBio, based on the Combined Consolidated financial statements of ImmunityBio, Inc. as of December 31, 2020 and December 31, 2019 (including NantCell, Inc.).

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The financial statements required by Item 9.01(a) and the notes related thereto are filed as Exhibit 99.1 to this report.
(b) Pro Forma Financial Information
The pro forma financial information required by Item 9.01(b) and the notes related thereto are filed as Exhibit 99.2 to this report.
(d) Exhibits.

Exhibit Number	Exhibit Title

23.1	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm

23.2	Consent of Ernst & Young, LLP, Independent Auditors

99.1	Consolidated financial statements of NantCell, Inc. (fka ImmunityBio, Inc., a private company), as of December 31, 2020 and December 31, 2019

99.2	Combined Consolidated financial statements of ImmunityBio, Inc., as of December 31, 2020 and December 31, 2019 (including NantCell, Inc.)

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of ImmunityBio, Inc. (based on the Combined Consolidated financial statements of ImmunityBio, Inc., as of December 31, 2020 and December 31, 2019 (including NantCell, Inc.))

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNITYBIO, INC.

Date: April 22, 2021	By:	/s/ David Sachs
Chief Financial Officer